UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2017 (July 10, 2017)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Fourth Amended & Restated Bylaws of Ennis, Inc. a Texas corporation, (the “Company”) were approved by the Board of Directors of the Company on July 10, 2017. The following deletions and additions were made:

Section 10 of Article 111 of the previous bylaws was amended by deleting the following in its entirety, “The Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting” and was amended by adding the following it is entirety, “The Board of Directors, or any committee designated by the Board of Directors, may not participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment, and such participation in a meeting shall not constitute presence in person at the meeting. Conference calls may be used to update the Board or any committee, but will not be viewed as an official meeting and no item discussed will have any force and effect.”

Section 4 of Article V of the previous bylaws was amended by deleting the following sentence, “The Chairman shall be an ex-officio member of all standing committees of the Board of Directors” and was amended by adding the following sentence in its place, “The Chairman shall not be a member of any standing committee of the Board of Directors.”

Section 5 of Article V of the previous bylaws was amended by deleting the following sentence, “The Vice Chairman shall be an ex-officio member of all standing committees of the Board of Directors,” and was amended by adding the following sentence in its place, “The Vice Chairman shall not be a member of any standing committee of the Board of Directors.”

Section 6 of Article V of the previous bylaws was amended by deleting the following sentence, “The Chief Executive Officer shall be an ex-officio member of all standing committees of the Board of Directors,” and was amended by adding the following sentence in its place, “The Chief Executive Officer shall not be a member of any standing committee of the Board of Directors.”

This summary of the amendments is qualified in its entirety by reference to the complete copy of the Fourth Amended and Restated Bylaws of the Company, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Ennis, Inc., dated July 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: July 10, 2017	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Ennis, Inc., dated July 10, 2017.